UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2022

BANYAN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41236	86-2556699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Skokie Blvd

Suite 820

Northbrook, Illinois 60062

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(847) 757-3812

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	BYN.U	New York Stock Exchange

Class A common stock, par value $0.0001 per share	BYN	New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BYN.WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 24, 2022, Banyan Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 24,150,000 units (the “Units”), including the issuance of 3,150,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $241,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-258599) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 6, 2021, as thereafter amended and supplemented from time to time (the “Registration Statement”), and which are described in the final prospectus dated January 19, 2022.

•	An Underwriting Agreement, dated January 19, 2022, by and among the Company, BTIG, LLC (“BTIG”) and the underwriters named on Schedule A thereto, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated January 19, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated January 19, 2022 (the “Letter Agreement”), by and among the Company, Banyan Acquisition Sponsor LLC (the “Sponsor”), the Company’s directors, officers, certain advisors and an additional party, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated January 19, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated January 19, 2022, by and among the Company, the Sponsor, BTIG and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Warrants Purchase Agreement, dated January 19, 2022, by and between the Company and the Sponsor (the “Sponsor Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Warrants Purchase Agreement, dated January 19, 2022, by and between the Company and BTIG (the “BTIG Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	A Warrants Purchase Agreement, dated January 19, 2022, by and between the Company and I-Bankers Securities, Inc. (the “I-Bankers Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	A Support Services Agreement, dated January 19, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement, the BTIG Private Placement Warrants Purchase Agreement and the I-Bankers Private Placement Warrant Agreement, the Company completed the private sales of an aggregate 11,910,000 warrants (the “Private Placement Warrants”) to the Sponsor, BTIG and I-Bankers including 1,260,000 Private Placement Warrants as a result of the underwriters’ exercise of their over-allotment option in full, at an exercise price of $1.00 per Private Placement Warrant, for an aggregate of $11,910,000. The Private Placement Warrants will be identical to the public warrants underlying the Units sold in the IPO (the “Public Warrants”), except that the Private Placement Warrants and the shares of Class A common stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or saleable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable for cash or on a cashless basis, at the holder’s option, and be non-redeemable so long as they are held by the Sponsor, BTIG, I-Bankers or their permitted transferees (except for certain limited exceptions described in the Registration Statement). If the Private Placement Warrants are held by someone other than the Sponsor, BTIG, I-Bankers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by such holders on the same basis as the Public Warrants. No underwriting discounts or commissions were paid with respect to such sales. The issuances of the Private Placement Warrants were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on January 19, 2022, Peter Cameron, Otis Carter and Bruce Lubin (collectively, and together with Jerry Hyman and Keith Jaffee, the “Directors”) were appointed to the board of directors of the company (the “Board”). The Board has determined that Peter Cameron, Otis Carter and Bruce Lubin are independent directors within the meaning of applicable Commission and New York Stock Exchange rules.

Effective January 19, 2022, Mr. Cameron, Mr. Carter and Mr. Lubin were appointed to the Board’s Audit Committee, with Mr. Lubin serving as chair of the Audit Committee. Effective January 19, 2022, Mr. Carter and Mr. Lubin were appointed to the Board’s Compensation Committee, with Mr. Carter serving as chair of the Compensation Committee. Effective January 19, 2022, Mr. Carter and Mr. Lubin were appointed to the Board’s Nominating and Corporate Governance Committee, with Mr. Carter serving as chair of the Nominating and Corporate Governance Committee.

On January 19, 2022, in connection with his appointment to the Board, each Director entered into the Letter Agreement and an indemnity agreement with the Company. A copy of the Letter Agreement is attached as Exhibit 10.1 hereto and the form of indemnity agreement is attached as Exhibit 10.4 to the Registration Statement, each of which is incorporated herein by reference.

Other than the Letter Agreement and indemnity agreement, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as a Director nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company that are not disclosed.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 19, 2022, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $246,330,000, comprised of $237,720,000 of the proceeds from the IPO (which amount includes $9,660,000 of the deferred underwriting discount) and $8,610,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the shares of the Company’s Class A Common Stock included in the Units sold in the IPO (the “public shares”) if an initial business combination is not consummated within 15 months from the closing of the IPO (or up to 21 months from the closing of the IPO if the Company extends the time to complete a business combination as described in the Registration Statement), subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a stockholder vote to approve an amendment to the Company’s Amended Charter (A) that would modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the public shares if the Company does not complete an initial business combination within 15 months from the closing of the IPO (or up to 21 months from the closing of this offering if the Company extends the time to complete a business combination as described in the Registration Statement) or (B) with respect to any other provision relating to the rights of holders of the Company’s Class A Common Stock or pre-initial business combination activity.

On January 19, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 24, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated January 19, 2022, by and between the Company and BTIG, LLC.
3.1	Amended and Restated Certificate of Incorporation of the Company.
4.1	Warrant Agreement, dated January 19, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated January 19, 2022, by and among the Company, the Sponsor, the Company’s officers and directors, and certain other third parties identified on the signature page thereto.
10.2	Investment Management Trust Agreement, dated January 19, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated January 19, 2022, by and among the Company, the Sponsor, BTIG and certain other security holders named therein.
10.4	Sponsor Warrants Purchase Agreement, dated January 19, 2022, by and between the Company and the Sponsor.
10.5	BTIG Warrants Purchase Agreement, dated January 19, 2022, by and between the Company and BTIG.
10.6	I-Bankers Warrants Purchase Agreement, dated January 19, 2022, by and between the Company and I-Bankers.
10.7	Support Services Agreement, dated January 19, 2022, by and between the Company and the Sponsor.
99.1	Press Release, dated January 19, 2022.
99.2	Press Release, dated January 24, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANYAN ACQUISITION CORPORATION

	By:	/s/ Keith Jaffee
Name: Keith Jaffee
Title: Chief Executive Officer

Dated: January 24, 2022